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                  Please file this Supplement with your records


             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
                    SECURITY CAPITAL U.S. REAL ESTATE SHARES

                        Supplement dated December 1, 2003
                                       To
     Prospectus and Statement of Additional Information dated April 29, 2003

     The following information supplements and amends the prospectus and Statement of Additional Information of Security Capital U.S. Real Estate Shares ("SC-US"), a portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs").

     1. On September 16, 2003, GECIA Holdings, Inc. ("GECIA"), a wholly-owned indirect subsidiary of General Electric Company and the owner of all of the outstanding common stock of Security Capital Research & Management Incorporated ("SC-R&M"), entered into a Purchase Agreement (the "Agreement") with Bank One Investment Advisors Corporation ("BOIA"), an indirect wholly-owned subsidiary of Bank One Corporation. Pursuant to the Agreement, on November 24, 2003, GECIA sold to BOIA all the shares of common stock of SC-R&M. SC-R&M is currently the investment advisor to SC-US.

     Upon consummation of the transaction, the current investment advisory agreement (the "Current Advisory Agreement") between SC-US and SC-R&M was terminated automatically in accordance with the Investment Company Act. To assure continuation of advisory services to SC-US, the directors of SC-REMFs on September 15, 2003 approved (1) a new investment advisory agreement for SC-US (the "New Advisory Agreement") that will become effective upon its approval by shareholders of SC-US and (2) an interim investment advisory agreement for SC-US (the "Interim Advisory Agreement") pursuant to which SC-R&M continues to act as investment adviser to SC-US until the earlier of 150 days after November 24, 2003 (i.e., April 22, 2004) or the date on which SC-US shareholders approve the New Advisory Agreement.

     SC-R&M does not anticipate that this transaction will have any adverse effect on its performance of investment advisory functions for SC-US. The New Advisory Agreement and the Interim Advisory Agreement are substantially identical to the Current Advisory Agreement and SC-R&M's annual management fee will remain 0.60% of the average daily net asset value of SC-US's shares. A special meeting of shareholders of SC-US is scheduled to be held on January 16, 2004, at which meeting SC-US shareholders will be asked to approve the New Advisory Agreement.

     2. Jeffrey C. Nellessen, Chief Financial Officer, Treasurer and Assistant Secretary of SC-REMFs and David T. Novick, General Counsel, Senior Vice President and Secretary of SC-REMFs, have resigned as officers of the Fund effective November 24, 2003.



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     3. The Board has elected Michael J. Heller, currently Controller and
Assistant Treasurer of SC-REMFs, to the positions of Treasurer, Controller and Assistant Secretary of SC-REMFs effective November 24, 2003. Mr. Heller also serves as Controller (since December 2002), Treasurer (since November 2003) and Secretary (since November 2003) of SC-R&M and as Treasurer of Security Capital Preferred Growth Incorporated, a private investment fund (since November 2003). Mr. Heller was an Assistant Controller of SC-R&M (October 1997 to December
2002). The address of Mr. Heller is 11 S. LaSalle Street, Second Floor, Chicago, Illinois 60603.

     4. The Board has elected Amanda M. Traynor to the position of Assistant Treasurer of SC-REMFs effective November 24, 2003. Ms. Traynor also serves as Assistant Controller (since August 2002) and Assistant Secretary (since November
2003) of SC-R&M and as Assistant Treasurer of Security Capital Preferred Growth Incorporated, a private investment fund (since November 2003). Before joining SC-R&M, Ms. Traynor was Senior Auditor at Ernst & Young LLP (September 1998 to August 2003). The address of Ms. Traynor is 11 S. LaSalle Street, Second Floor, Chicago, Illinois 60603.

     5. The Board has elected Scott E. Richter to the position of Secretary of SC-R&M effective November 24, 2003. Mr. Richter also serves as Senior Associate General Counsel for Bank One Corporation and as National Practice Group Manager for Bank One Corporation's Investment Management Group/Private Client Services (since February 2003). Before joining Bank One Corporation, Mr. Richter was the Deputy General Counsel of the Institutional Division of INVESCO, Inc. (investment advisor) (November 1998-January 2003). The address of Mr. Richter is 1111 Polaris Parkway, Columbus Ohio 43240.

     6. The prospectus and Statement of Additional Information of SC-US dated April 29, 2003 should be read in conjunction with the events described in (1) through (5) above.

         For further information please call 1-888-SECURITY (toll free).

                The date of this Supplement is December 1, 2003